UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

Fusion Pharmaceuticals Inc.

(Exact name of Registrant as Specified in Its Charter)

Canada	001-39344	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

270 Longwood Rd., S.
Hamilton, Ontario, Canada	L8P 0A6
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (289) 799-0891

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares, no par value per share	FUSN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on March 18, 2024, Fusion Pharmaceuticals Inc. (“Fusion”), a corporation formed under the Canada Business Corporations Act (the “CBCA”) entered into a definitive arrangement agreement (the “Arrangement Agreement”) with AstraZeneca AB, a public company with limited liability (Aktiebolag) incorporated under the laws of Sweden (“Parent”) and 15863210 Canada Inc., a corporation formed under the CBCA (“Purchaser”), under which Purchaser will acquire all of the issued and outstanding common shares of Fusion by way of a plan of arrangement under the CBCA (the “Arrangement”).

At 11:59 p.m. on April 22, 2024, the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”) expired with respect to the transaction contemplated by the Arrangement Agreement. The expiration of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Arrangement Agreement, which remains subject to other customary closing conditions, including receipt of approval of Fusion’s shareholders (the “Shareholders”).

Cautionary Note Regarding Forward-Looking Statements

To the extent any statements made in this report contain information that is not historical, these statements are forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and forward-looking information under Canadian securities law (collectively, “forward-looking statements”). Certain statements in this report may constitute forward-looking statements, which reflect the expectations of Fusion’s management regarding the business prospects and opportunities of Fusion and the Arrangement. The use of words such as “may,” “will,” “could,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “seeks,” “endeavor,” “potential,” “continue” or the negative of such words or other similar expressions can be used to identify forward-looking statements. More particularly and without limitation, this report contains forward-looking statements and information regarding whether the Arrangement will be completed, whether the CVR Agreement (as defined in the Arrangement Agreement) will be entered into, the anticipated benefits of the Arrangement for Fusion and its Shareholders, whether approval will be received under the Competition Act (Canada), as amended and whether the Milestone under the CVR Agreement will be achieved.

Fusion’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors including but not limited to risks related to the satisfaction or waiver of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory, court and Fusion’s shareholder approvals) in the anticipated timeframe or at all, including the possibility that the Arrangement does not close; the response of business partners and competitors to the announcement of the Arrangement, and/or potential difficulties in employee retention as a result of the announcement and pendency of the Arrangement; significant transaction costs; the failure to realize the expected benefits of the Arrangement; risks associated with the disruption of management’s attention from ongoing business operations due to the Arrangement; and unknown liabilities and the risk of litigation and/or regulatory actions related to the Arrangement. Please also refer to the factors discussed under “Risk Factors” and “Special Note Regarding Forward-looking Information” in Fusion’s Annual Report on Form 10-K for the year ended December 31, 2023, with the U.S. Securities Exchange Commission (“SEC”), each as updated by Fusion’s continuous disclosure filings, which are available at www.sec.gov and at www.sedarplus.com.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. All forward-looking statements herein are qualified in their entirety by its cautionary statement and are made as of the date of this document. Fusion disclaims any obligation to revise or update any such forward-looking statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future results, events or developments, except as required by law.

Additional Information about the Arrangement and Where to Find It

This current report is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote, consent or approval in any jurisdiction, nor shall there by any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. This communication has been prepared in respect of the transaction involving Fusion, Parent and Purchaser pursuant to the terms of the Arrangement Agreement, and may be deemed to be soliciting material relating to the transaction. In connection with the transaction, Fusion has filed a management information circular and proxy statement on Schedule 14A relating to a special meeting of the shareholders with the SEC and Canadian Securities Administrators (“CSA”). Fusion filed a preliminary management information circular and proxy statement on April 10, 2024. Additionally, Fusion will file other relevant materials in connection with the transaction with the SEC and the CSA. Shareholders are urged to read the management information circular and proxy statement and/or consent solicitation documents regarding the transaction and any other relevant materials carefully in their entirety when they become available before making any voting or investment decision with respect to the transaction because they will contain important information about the transaction and the parties to the Arrangement Agreement. The definitive management information circular and proxy statement will be mailed to holders of Fusion’s shares.

Shareholders will be able to obtain a copy of the management information circular and proxy statement, as well as other filings containing information about the transaction and the parties to the Arrangement Agreement made by Fusion with the SEC and CSA free of charge on EDGAR at www.sec.gov, on SEDAR+ at www.sedarplus.com, or on Fusion’s website at www.fusionpharma.com. Information contained on, or that may be accessed through, the websites referenced in this communication is not incorporated into and does not constitute a part of this document. We have included these website addresses only as inactive textual references and do not intend them to be active links.

Participants in the Solicitation

Fusion and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Fusion in respect of the transaction. Information about Fusion’s directors and executive officers is set forth in the proxy statement and management information circular for Fusion’s Annual General Meeting of Shareholders, which was filed with the SEC and CSA on April 27, 2023. Investors may obtain additional information regarding the interest of such participants by reading the management information circular and proxy statement regarding the Arrangement when it becomes available.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fusion Pharmaceuticals Inc.

Date: April 23, 2024	By:	/s/ Maria Stahl
Maria Stahl
Chief Legal Officer